NEWS

CEO Fin O’Neill Announces “New Reynolds”: Nimble, Flexible, Customer-Focused

J.D. Power executive Scot Eisenfelder to lead Reynolds’ Marketing and Strategic Planning;
Sales and Service brought together under former Service Manager of the Year and Area Sales Vice President, Terri Mulcahey

DAYTON, OHIO, March 23, 2005 — Fin O’Neill, president and CEO of The Reynolds and Reynolds Company (NYSE:REY), today announced a reorganization designed to deliver the results customers, shareholders and employees expect. The reorganization was driven by several key principles.

“Since joining Reynolds in January, I’ve spent my time questioning, listening and observing, meeting with dozens of customers and scores of associates. As a result, we’ve structured the organization to think, act and measure our performance from a ‘customer-in’ rather than a ‘products-out’ approach,” O’Neill said. “In short, we will ensure that we see ourselves through our customers’ eyes.”

“This new structure is designed to better meet the needs of our customers, helping them sell more cars and take care of their customers, profitably, while growing Reynolds’ own revenue and profitability. We are recognizing the obvious: we succeed only if our customers see value in our products and services.

“As a market-driven, customer-focused organization, we need to give more authority and flexibility to our field, to the people who interact with our customers every day. We’re placing much more profit and loss authority in Sales and Service, while we focus the company on removing barriers that get in the way of the people who serve our customers.

“We will also recognize the power of unleashing 4,500 associates to focus single-mindedly on our customers. I’ve always believed strongly in the servant/leader model. We want our associates who are closest to the customer, closest to our products, and closest to our processes to act on behalf of our customers and to lead us everyday,” O’Neill said. “The role of the leadership team is to serve associates who lead. Remove barriers in the organization. Remove obstacles to serving the customer. Eliminate operating silos. That’s the kind of company we will be.

“We have the strongest team in the industry,” O’Neill said. “This organization, like me, has a powerful affinity for automobile dealers. The actions we’ve taken now put us one step closer to our customers in a meaningful way. We brought sales and service into a single organization, presenting a single Reynolds face to dealers. We are combining marketing and strategic planning, because meeting the needs of our customers tomorrow requires the right planning and the right market presence. We are bringing together every aspect of the development, management, and operations of our solutions for customers so that we have a single line of sight in delivering the solutions and services that the market needs and our sales and services organization deliver to customers. And, we are establishing a corporate services function that will serve the organization and the cultural change that supports a customer-centric organization.”

O’Neill provided details on the new senior management team, focused on implementing the new customer-centric culture and focus.

Scot Eisenfelder joins Reynolds as senior vice president, Marketing and Strategic Planning, from J.D. Power & Associates. At J.D. Power, Eisenfelder served as senior vice president, Automotive, responsible for developing, selling and executing offerings for Power’s retail practice area. Prior to Power, Eisenfelder held senior positions in the automotive unit of Accenture and Booz Allen Hamilton’s engineering manufacturing group. He is a graduate of Princeton University, was a Fulbright Scholar at Mannheim Universitat in Germany, and earned an MBA in Entrepreneurial Studies at Wharton School, University of Pennsylvania.
“Scot’s knowledge of the automotive industry, his creative and entrepreneurial skills, and his strong business acumen will help us drive our overall product and services portfolio strategies more aggressively, while strengthening our marketing and go-to-market strategies,” O’Neill said.

Reynolds’ Sales and Services are now combined under Terri Mulcahey, who was named senior vice president. Mulcahey was previously vice president, Implementation Services, where she was responsible for leading customer education and field engineering. Earlier, she held positions as vice president of Customer Service and area vice president, Sales, for the company’s Midwest market. She joined Reynolds in 1987 as a software application training specialist and holds a bachelor of business administration degree from Northwood University in Midland, Michigan.

“Terri has been highly successful in every job she has held in her 18 years at Reynolds,” said O’Neill. “She is extraordinarily customer focused and dedicated to helping our customers succeed. She has great motivational and management skills.”

Reynolds combined its product and platform management, quality and timely delivery under Mike Berry, senior vice president, Solutions Management, Development and Operations. Berry joined Reynolds in 2003 as senior vice president of Services. Before joining Reynolds, he was executive vice president, Customer Support and general manager for Stored Value Systems at Comdata, a division of Ceridian. He holds a bachelor’s degree in finance from Augsburg College and an MBA, finance, from University of St. Thomas.

“Mike has strong operating experience financial acumen. He brings discipline and imagination to the product development process. He focuses activities on what is best for our customers,” O’Neill said.

The company is taking a more operational focus to bring improved management information reporting and business analysis to support its line leaders. As previously announced, a search is underway to replace Dale Medford, executive vice president, chief financial officer and director, who has announced his intention to retire from the company and its board of directors effective June 1, 2005.

“We have the benefit of reaping the rewards of a very strong financial model that Dale helped to architect. We’re well on the way to finding a successor to fill this formidable position,” O’Neill said.

Doug Ventura heads Corporate Services and Reynolds International as executive vice president. Ventura had served as acting executive vice president of operations since July 2004, and has served as general counsel and secretary since September 2000. He joined Reynolds as associate general counsel in 1996 from Coolidge Wall Womsley & Lombard, where he was shareholder and vice chair. He holds a bachelor’s degree in chemistry from the University of Notre Dame and a juris doctor from the University of San Diego.

“Doug has done a wonderful job in directing our incadea operations in Europe. He will help us scale our broad international presence as we work to become the leader for providing automobile dealers across the globe with integrated solutions,” O’Neill said.

George Close is vice president, Operational Excellence, responsible for the company’s operational planning, solutions readiness council and products requirements council. He previously held positions with Reynolds as vice president, Solutions Marketing Operations, and as head of Automark Web Services. He joined Reynolds from Global Learning Systems, where he was executive vice president and chief operating officer. Close served for over 30 years as a U.S. Army officer, retiring as a major general. He has a B.S. degree in management from Pepperdine University. His military education includes graduation from the Marine Command and Staff College and the National War College.

“We want George to extend the progress we’ve made with our solutions readiness efforts by creating discipline and processes around our product requirement efforts,” O’Neill said. “George has a strong operational background and leadership experience in large organizations. He is adept at creating high-speed cross-functional teams focused on standards and execution.”

O’Neill also said he intends to work closely on several key initiatives with 38-year Reynolds veteran, Tom Suttmiller, who most recently led Sales and Marketing for the company. Suttmiller, who recently announced his intention to retire September 30, was named senior vice president, Customer Relations.

“Before Tom retires, I want him to help the company simplify our billing processes and create a compelling long-term strategy for our documents business,” O’Neill said. “Tom likes to have an empty chair at his meetings, representing the customer. He believes, like I do, that anything we do should create value for our customers, otherwise we shouldn’t do it. I plan to tap his immense insight consistently, until he enjoys a well-earned retirement.”

The reorganization is effective April 1.

About Reynolds
Reynolds and Reynolds (http://www.reyrey.com) is the leading provider of integrated solutions that help automotive retailers manage change and improve their profitability. Serving the automotive retailing industry since 1927, Reynolds enables OEMs and retailers to work together to build the lifetime value of their customers. The company’s award-winning product, service and training solutions include a full range of retail and enterprise management systems, Web and Customer Relationship Management solutions, learning and consulting services, documents, data management and integration, networking and support and leasing services. Reynolds serves more than 20,000 customers. They comprise nearly 90 percent of the automotive retailers and virtually all OEMs doing business in North America. Reynolds serves automotive retailers and OEMs globally through its incadea solution and a worldwide partner network, as well as through its consulting practice.

Certain statements contained herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on current expectations, estimates, forecasts and projections of future company or industry performance based on management’s judgment, beliefs, current trends and market conditions. Forward-looking statements made by the company may be identified by the use of words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “seeks,” “estimates,” and similar expressions. Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Actual outcomes and results may differ materially from what is expressed, forecasted or implied in any forward-looking statement. The company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. See also the discussion of factors that may affect future results contained in the company’s Current Report on Form 8-K filed with the SEC on November 3, 2004, which is incorporated herein by reference.

###

REY0XXX

Contact:
Media	Investors
Paul Guthrie 937.485.8104 paul_guthrie@reyrey.com	John Shave 937.485.1633 john_shave@reyrey.com

Mark Feighery
937.485.8107
mark_feighery@reyrey.com